GUARANTEE AGREEMENT

            GUARANTEE AGREEMENT, dated as of June 2, 2000 made by Taconic Data Corp., a New York corporation (the "GUARANTOR"), in favor of ComVest Capital Management LLC, a Delaware limited liability question (the "OBLIGEE").

            WHEREAS, MonsterDaata.com, Inc., a Delaware corporation (the "COMPANY"), and the Obligee have entered into a letter agreement (the "COMMITMENT LETTER," and terms defined therein and not otherwise defined herein are used herein as so defined) of even date herewith;

            WHEREAS, pursuant to the Commitment Letter, the Company intends to execute and deliver one or more promissory notes, (each a "NOTE", and collectively the "NOTES") in favor of the Obligee to evidence the Loan;

            WHEREAS, the Company intends to repay the Notes in whole at the Maturity Date, or prepay the Notes pursuant to the terms therein;

            WHEREAS, to induce the Obligee to enter into the Commitment Letter and to make available to the Company the Loan, the Guarantor has agreed to guarantee payment by the Company of the Loan.

            NOW, THEREFORE, in consideration of the premises the Guarantor hereby agrees as follows:

            SECTION 1. Guarantee. The Guarantor unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the punctual payment when due, of the Loan and all other payment obligations arising under or in respect of the Notes held by the Obligee, whether for principal, interest (including without limitation interest on any overdue principal, premium and interest on such Note at the rate specified in such Note and interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. ss.101 et seq., any successor statute thereto or any similar state law), fees, expenses, indemnification or otherwise (all such obligations so guaranteed are called the "GUARANTEED OBLIGATIONS"). The Guarantor's guarantee of the Guaranteed Obligations hereunder are secured by collateral of the Guarantor as set forth in a General Security Agreement of even date herewith by and between the Guarantor and the Obligee.

            The Guarantor also agrees to pay, in addition to the amount stated above, any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by the Obligee in enforcing any rights under this Guarantee Agreement or in connection with any amendment of this Guarantee Agreement.

            SECTION 2. Guarantee Absolute. The obligations of the Guarantor under Section 1 of this Guarantee Agreement constitute a present and continuing guaranty of payment


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and not of collectibility and the Guarantor guarantees that the Guaranteed
Obligations will be paid strictly in accordance with the terms of the Notes and the Commitment Letter, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Obligee with respect thereto. The liability of the Guarantor under this Guarantee Agreement shall be primary, absolute, irrevocable, and unconditional irrespective of any circumstance that might otherwise constitute a defense, offset or counterclaim available to, or a discharge of, the Company or the Guarantor.

            This Guarantee Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Obligee, or any other person or entity upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

            SECTION 3. Waivers. The Guarantor hereby irrevocably waives, to the extent permitted by applicable law:

            A. promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guarantee Agreement;

            B. any defense, offset or counterclaim arising by reason of any claim or defense based upon any action by the Obligee; and

            C. any rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against the Company or any other person or entity.

            SECTION 4. Waiver of Subrogation. The Guarantor shall not assert, enforce, or otherwise exercise any right of subrogation to any of the rights, remedies, powers, privileges or liens of the Obligee or any other beneficiary against the Company on the Guaranteed Obligations until such time as the Guaranteed Obligations have been paid in full.

            SECTION 5. Modification of Notes. Notwithstanding any modification, waiver, or other change in the terms or conditions of any Note or the Loan, this Guarantee Agreement by its terms shall remain in full force and effect.

            SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

            A. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The execution, delivery and performance of this Guarantee Agreement have been duly authorized by all necessary action on the part of the Guarantor.

            B. The execution, delivery and performance by the Guarantor of this Guarantee Agreement will not (i) contravene, result in any breach of, or constitute a default under,


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      or result in the creation of any Lien in respect of any property of the
      Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other material agreement or instrument to which the Guarantor is bound or by which the Guarantor or any of its properties may be bound or affected,
      (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to the Guarantor or (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to the Guarantor.

            SECTION 7. Addresses for Notices. All written communications to the Guarantor hereunder shall be delivered in person, sent by certified or registered mail or the equivalent (with return receipt requested), or by overnight courier or given by telex or telecopy (with answer back received), addressed to it at the address of the Guarantor provided below its name on the signature page of this Guarantee Agreement or at such other address as the Guarantor may hereafter designate by notice to the Obligee.

            SECTION 7. No Waiver. No failure on the part of the Obligee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

            SECTION 8.  Governing Law, etc.

            A. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York applicable to contracts made and to be performed therein.

            B. The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, New York, over any action or proceeding arising out of or relating to this Guarantee Agreement, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court; provided, however, nothing in this Section 8 is intended to waive the right of the Obligee or the Guarantor to remove any such action or proceeding commenced in any such New York State Court to an appropriate New York federal court to the extent the basis for such removal exists under applicable law. The Guarantor hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing by certified mail of copies of such process to it at its address specified in
      Section 6 of this Guarantee Agreement (Attention:  General Counsel).
      The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            C. Nothing in this Section 8 shall affect the right of the Obligee to serve legal process in any other manner permitted by law or affect the right of the Obligee to bring any action or proceeding against the Guarantor or its properties in the courts of any other jurisdiction.


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            IN WITNESS WHEREOF, the Guarantor has caused this Guarantee
Agreement to be duly executed and delivered as of the date first above written.

                                    TACONIC DATA CORP.



                                    By  /s/Mitchell Deutsch
                                      ---------------------
                                        Title:

                                    Address:    115 Stevens Avenue
                                                Valhalla, NY 10595


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